SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53254

Date of Report: March 23, 2009

JINZANGHUANG TIBET PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	26-2443288
(State of other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

One Exchange Place, Suite 1000, Jersey City, NJ	07303
(Address of principal executive offices)	(Zip Code)

201-882-3332
(Registrant’s telephone number including area code)

Econometrics, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendment to Articles of Incorporation

On March 23, 2009, Econometrics, Inc. filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Certificate of Incorporation.  The amendment changed the name of the corporation to JinZangHuang Tibet Pharmaceuticals, Inc.

Item 9.01               Financial Statements and Exhibits

Exhibits

3-a           Certificate of Amendment of Certificate of Incorporation, effective on March 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 2009	JinZangHuang Tibet Pharmaceuticals, Inc.

	By:	/s/ Wang Shuxiang
Wang Shuxiang, Chief Executive Officer